UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date earliest event reported): June 23, 2021

ARTIUS ACQUISITION INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39378	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Columbus Circle, Suite 2215

New York, NY 10019

(Address of Principal executive offices) (Zip Code)

(212) 309-7668

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	AACQU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	AACQ	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	AACQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Origin Materials, Inc. 2021 Equity Incentive Plan

On June 23, 2021, in connection with an extraordinary general meeting of shareholders (the “Special Meeting”), shareholders of Artius Acquisition Inc. (the “Company” or “Artius”) approved the Origin Materials, Inc. 2021 Equity Incentive Plan (the “2021 Plan”), which initially makes available a maximum number of shares of Origin Materials, Inc.’s (“Origin Materials, Inc.” refers to Artius after consummation of the Business Combination, as defined below) common stock equal to 10% of the fully-diluted shares of common stock of Origin Materials, Inc. outstanding immediately following consummation of the Business Combination (the “Closing”). Additionally, the number of shares of Origin Materials, Inc. common stock reserved for issuance under the 2021 Plan will automatically increase on January 1 of each year, starting on January 1, 2022 and ending on and including January 1, 2031, in an amount equal to the lesser of (i) 5% of the aggregate number of shares of Origin Materials, Inc. common stock outstanding (or issuable upon conversion or exercise of outstanding instruments) on the final day of the immediately preceding calendar year, (ii) such smaller number of shares as is determined by Origin Material’s board of directors, or (iii) a lesser number of shares of Origin Materials, Inc. common stock that would not result in the share reserve exceeding 15% of the fully-diluted shares of Origin Materials, Inc. common stock as of the final day of the immediately preceding calendar year. The maximum number of shares of Origin Materials, Inc. common stock that may be issued pursuant to the exercise of incentive stock options granted under the 2021 Plan will be a number of shares equal to 300% of the initial share reserve described above. A summary of the 2021 Plan is included in the Company’s definitive proxy statement/prospectus (the “Proxy Statement/Prospectus”) filed with the U.S. Securities and Exchange Commission (“SEC”) on May 27, 2021 and mailed to shareholders on or about June 1, 2021, and is incorporated by reference, which summary is qualified in all respects by the full text of the 2021 Plan, included as Annex H to the Proxy Statement/Prospectus.

Origin Materials, Inc. 2021 Employee Stock Purchase Plan

On June 23, 2021, in connection with the Special Meeting, shareholders of Artius approved the Origin Materials, Inc. 2021 Employee Stock Purchase Plan (the “ESPP”), which initially makes available for sale a maximum number of shares of Origin Materials, Inc’s common stock equal to 1% of the total number of shares of Origin Materials, Inc. common stock issued and outstanding (or issuable upon conversion or exercise of outstanding instruments) as of immediately after Closing. Additionally, the number of shares of Origin Materials, Inc. common stock reserved for issuance under the ESPP will automatically increase on January 1 of each year, starting on January 1, 2022 and ending on and including January 1, 2031, in an amount equal to the lesser of (i) 1% of the aggregate number of shares of Origin Materials, Inc. common stock outstanding (or issuable upon conversion or exercise of outstanding instruments) on the final day of the immediately preceding calendar year, (ii) a number of shares equal to 200% of the initial share reserve described above or (iii) such smaller number of shares as is determined by Origin Materials, Inc.’s board of directors. A summary of the ESPP is included in the Company’s Proxy Statement/Prospectus and is incorporated by reference, which summary is qualified in all respects by the full text of the ESPP, included as Annex I to the Proxy Statement/Prospectus.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 23, 2021, Artius convened the Special Meeting held in connection with the Company’s previously announced business combination (the “Business Combination”) with Micromidas, Inc., a Delaware corporation doing business as Origin Materials (“Micromidas”), pursuant to the Agreement and Plan of Merger and Reorganization, dated as of February 16, 2021 (as amended by the letter agreement dated March 5, 2021, and as further amended or modified from time to time, the “Merger Agreement”), by and among Artius, Micromidas and Zero Carbon Merger Sub Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Artius (“Merger Sub”). Each proposal voted on at the Special Meeting is described in greater detail in the Proxy Statement/Prospectus.

As of the close of business on May 19, 2021, the record date for the Special Meeting, there were an aggregate of 72,450,000 Class A ordinary shares of Artius, par value $0.0001 per share, and 18,112,500 Class B ordinary shares of Artius, par value $0.0001 per share (the Class A and Class B together, the “Artius Ordinary Shares”), outstanding, each of which was entitled to one vote at the Special Meeting. At the Special Meeting, a total of 58,972,042 Artius Ordinary Shares, representing approximately 65.11% of the outstanding ordinary shares entitled to vote, were present virtually or by proxy, constituting a quorum.

Each of the proposals voted on at the Special Meeting was approved by the Company’s shareholders, and the voting results are set forth below.

1. The Domestication Proposal – To approve by special resolution under Cayman Islands law, assuming the Transaction Proposal is approved and adopted, the change of Artius’s corporate structure and domicile (the “Domestication”) by way of continuation from an exempted company incorporated under the laws of the Cayman Islands to a corporation incorporated under the laws of the State of Delaware (such proposal, the “Domestication Proposal”).

For	Against	Abstain
56,433,241	2,536,878	1,923

2. The Transaction Proposal – To approve by ordinary resolution under Cayman Islands law and adopt the Merger Agreement and the transactions contemplated thereby. Upon consummation of the transactions contemplated by the Merger Agreement, including the Domestication, Merger Sub will be merged with and into Micromidas, the separate existence of Merger Sub shall cease, and Micromidas will survive and become a wholly-owned subsidiary of Artius (such proposal, the “Transaction Proposal”).

For	Against	Abstain
56,433,318	2,537,799	925

3. The Issuance Proposal – To approve by ordinary resolution under Cayman Islands law, for the purposes of complying with the applicable listing rules of the Nasdaq Listed Company Manual, the issuance of more than 20% of Artius’s issued and outstanding voting power to Micromidas stockholders in connection with the Business Combination (such proposal, the “Issuance Proposal”).

For	Against	Abstain
55,930,936	2,543,128	497,978

4. The Interim Charter Proposal – To approve and adopt by special resolution under Cayman Islands law the amendment and restatement of the Amended and Restated Memorandum and Articles of Association of Artius by the deletion in their entirety and the substitution in their place of the proposed Interim Certificate of Incorporation and Bylaws, as defined in the Proxy Statement/Prospectus, which if approved, would be in effect as of the Domestication and prior to the effective time of the Merger (the “Effective Time”), and as of the Domestication respectively (such proposal, the “Interim Charter Proposal”). Copies of the proposed Interim Certificate of Corporation and the Bylaws are attached to the Proxy Statement/Prospectus as Annex C and Annex D, respectively.

For	Against	Abstain
55,956,340	2,537,866	477,836

5. The Charter Proposal – To approve and adopt by special resolution under Cayman Islands law the amendment and restatement of the proposed Interim Certificate of Corporation that is in effect immediately prior to the Effective Time by the deletion in its entirety and the substitution in its place of the proposed Certificate of Incorporation of Artius, which, if approved, would take effect at the Effective Time (such proposal, the “Charter Proposal”). A copy of the Certificate of Incorporation is attached to the Proxy Statement/Prospectus as Annex E.

For	Against	Abstain
55,955,591	2,538,216	478,235

6. The Organizational Documents Proposal – To approve and adopt eight separate proposals with respect to certain material differences between the existing organizational documents of Artius and the proposed Interim Certificate of Incorporation, the proposed Certificate of Incorporation and the proposed Bylaws of Artius (such proposal, the “Organizational Documents Proposal”). The vote to approve the Organizational Documents Proposal is an advisory vote, and therefore, is not binding on Artius, Micromidas, the board of directors of Artius or the board of directors of Micromidas.

For	Against	Abstain
49,544,488	8,170,293	1,257,261

7. The Equity Incentive Plan Proposal – To approve by ordinary resolution under Cayman Islands law the 2021 Plan and any form award agreements thereunder, a copy of which is attached to the Proxy Statement/Prospectus as Annex H (such proposal, the “Equity Incentive Plan Proposal”).

For	Against	Abstain
55,688,315	2,796,931	486,796

8. The ESPP Proposal – To approve by ordinary resolution under Cayman Islands law the ESPP and any form award agreements thereunder, a copy of which is attached to the Proxy Statement/Prospectus as Annex I (such proposal, the “ESPP Proposal”).

For	Against	Abstain
55,674,890	2,795,734	501,418

9. The Director Proposal – To approve by ordinary resolution under Cayman Islands law, assuming the Domestication Proposal, the Transaction Proposal, the Issuance Proposal, the Interim Charter Proposal, the Charter Proposal, the Equity Incentive Plan Proposal and the ESPP Proposal are approved and adopted, the election and service of (i) William Harvey, Boon Sim and Pia Heidenmark Cook as Class I directors, (ii) Charles Drucker, Kathleen B. Fish and Rich Riley as Class II directors, and (iii) John Bissell, Benno O. Dorer and Karen Richardson as Class III directors on the board of directors of the Combined Company, until the first, second and third annual meeting of stockholders following the date of the filing of the certificate of incorporation, as applicable, and until their respective successors are duly elected and qualified.

The voting results with respect to the election of William Harvey were as follows:

For	Withhold
55,997,792	2,974,250

The voting results with respect to the election of Boon Sim were as follows:

For	Withhold
55,972,743	2,999,299

The voting results with respect to the election of Pia Heidenmark Cook were as follows:

For	Withhold
55,996,364	2,975,678

The voting results with respect to the election of Charles Drucker were as follows:

For	Withhold
55,995,870	2,976,172

The voting results with respect to the election of Kathleen B. Fish were as follows:

For	Withhold
55,994,569	2,977,473

The voting results with respect to the election of Rich Riley were as follows:

For	Withhold
55,997,568	2,974,474

The voting results with respect to the election of John Bissell were as follows:

For	Withhold
55,972,559	2,999,483

The voting results with respect to the election of Benno O. Dorer were as follows:

For	Withhold
55,998,270	2,973,772

The voting results with respect to the election of Karen Richardson were as follows:

For	Withhold
55,996,968	2,975,074

10. The Adjournment Proposal – To approve by ordinary resolution under Cayman Islands law the adjournment of the Special Meeting by the chairman to a later date or dates, if necessary, to permit further solicitation and vote of proxies if it is determined by Artius that more time is necessary to approve the Domestication Proposal, the Transaction Proposal, the Issuance Proposal, the Interim Charter Proposal, the Charter Proposal, the Equity Incentive Plan Proposal, the ESPP Proposal or the Director Election Proposal but no other proposal if the Required Proposals, as defined in the Merger Agreement, are approved.

For	Against	Abstain
54,915,105	3,567,635	489,302

Item 8.01. Other Events.

As described in Item 5.07 above, the Company’s shareholders approved the Business Combination and related matters on June 23, 2021. The Business Combination is expected to close on June 25, 2021, subject to the satisfaction of customary closing conditions.

Forward Looking Statements

Certain statements made in this Current Report on Form 8-K, and oral statements made from time to time by representatives of Artius are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Statements regarding the proposed business combination and expectations regarding the combined business are “forward looking statements.” In addition, words such as “estimates,” “projects,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “should,” “future,” “propose,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Artius’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability of Artius to complete the contemplated transactions with Micromidas and Merger Sub; the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, the amount of funds available in Artius’s trust account following any redemptions by Artius’s shareholders; changes in general economic conditions, including as a result of the COVID-19 pandemic; the outcome of litigation related to or arising out of the proposed business combination, or any adverse developments therein or delays or costs resulting therefrom; the ability to meet The Nasdaq Capital Market’s listing standards following the consummation of the transactions contemplated by the proposed business combination; costs related to the proposed business combination; those factors discussed in Artius’s annual report on Form 10-K, filed with the SEC on March 5, 2021 and as amended on May 3, 2021, under the heading “Risk Factors”; those factors discussed in the Proxy Statement/Prospectus under the heading “Risk Factors” and other documents of Artius filed, or to be filed, with the SEC. Artius does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2021

Artius Acquisition Inc.

By:	/s/ Boon Sim
Name: Boon Sim
Title: Chief Executive Officer